UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

(Rule 14c-101)

SCHEDULE 14C INFORMATION STATEMENT

May 21, 2021

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

[X]	Filed by the registrant

[ ]	Filed by a party other than the registrant

[ ]	Preliminary Information Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[X]	Definitive Information Statement

MOJO ORGANICS, INC.

(Name of Registrant as Specified In Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)	Title of each class of Securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction : $____________

5)	Total fee paid: $_____________

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.

3) Filing Party:

4) Date Filed:

MOJO Organics, Inc.

185 Hudson Street, Floor 25

Jersey City, New Jersey 07302

Telephone: 929 264 7944

INFORMATION STATEMENT PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT

OF 1934 AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE NOT REQUESTED TO SEND US A PROXY

Dear MOJO Organics, Inc., Stockholders:

NOTICE IS HEREBY GIVEN THAT on May 11, 2021, the Board of Directors of MOJO Organics, Inc., a Delaware corporation (hereinafter the “Company,” “we,” “our”), approved the following action:

■	To decrease the number of authorized shares of common stock of the Company, par value $0.001 per share, from 190,000,000 shares to 40,000,000 shares.

The Company obtained the written consent of the stockholders holding 17,754,926 shares of issued and outstanding common stock as of May 11, 2021 (the “Majority Stockholders”), to affect the above corporation action. Pursuant to Rule 14c-2 promulgated pursuant to the Securities Exchange Act of 1934, as amended, the corporate action will not be effective until twenty (20) days after the date a Definitive Information Statement is filed with the Securities and Exchange Commission and a copy thereof is mailed to each of the Company’s stockholders.

THE CORPORATE ACTION HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERIT OF THE CORPORATE ACTION NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS, AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER THE CORPORATE ACTION. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ACCOMPANYING MATERIAL IS BEING SENT TO YOU FOR INFORMATIONAL PURPOSES ONLY.

No action is required by you. The accompanying Information Statement is furnished only to inform our stockholders of the corporate actions before they occur, in accordance with the requirements of United States Federal Securities Laws. This Information Statement is being mailed on or about May 21, 2021 to all of the Company’s stockholders of record as of the close of business on May 11, 2021.

By Order of the Board of Directors.

/s/ Glenn Simpson
Name:	Glenn Simpson
Title:	Chairman & Chief Executive Officer

INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE

SECURITIES EXCHANGE ACT OF 1934 AND REGULATION 14C PURSUANT THERETO

May 21, 2021

MOJO Organics, Inc.

185 Hudson Street, Floor 25 Jersey City, New Jersey 07302

Telephone: 929 264 7944

This Information Statement is distributed to inform our stockholders of action taken without a meeting by the written consent of the holders of a majority of the outstanding voting power of the Company.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement has been filed with the Securities and Exchange Commission (the “Commission”) and is being furnished by the Board of Directors of MOJO Organics, Inc., a Delaware corporation (the “Company”) (the “Board”), to the holders of record at the close of business on May 11, 2021 of the Company’s outstanding capital shares, par value $0.001, pursuant to Rule 14c-2 promulgated pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Delaware General Corporation Law.

The cost of preparing and furnishing this Information Statement will be paid by the Company. We will mail this Information Statement to our registered stockholders and certain beneficial stockholders, when requested by brokerage houses, nominees, custodians, fiduciaries and other similar parties.

This Information Statement informs stockholders of the corporate actions approved by written consent by the Board and the Majority Stockholders holding 17,754,926 shares of issued and outstanding common stock as of May 11, 2021.

Accordingly, all necessary corporate approvals to effectuate the corporate actions have been obtained. The Company is not seeking approval from its remaining stockholders. This Information Statement is furnished solely for the purpose of informing our stockholders, in the manner required pursuant to the Exchange Act and the Delaware General Corporation Law of the corporate action. Pursuant to Section 14(c) of the Exchange Act and Rule 14c-2 promulgated pursuant thereto, the corporate actions will not be effective until twenty (20) days after the date a Definitive Information Statement is filed with the Commission and a copy thereof is mailed to each of our stockholders. The corporate action is expected to become effective on or after June 10, 2021, or such later date as all conditions and requirements to effectuate the reduction in authorized common stock are satisfied. Therefore, this Information Statement is being sent to you for informational purposes only.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS, AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER THE CORPORATE ACTIONS. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The Company’s stockholders as of the record date are being furnished copies of this Information Statement. This Information Statement is first being mailed or furnished to our stockholders on or about May 21, 2021.

Pursuant to Rule 14c-2 promulgated pursuant to the Exchange Act, the corporate actions may not be effected until at least twenty (20) calendar days after the mailing of the Definitive Information Statement to the Company’s shareholders.

NOTICE OF ACTION TAKEN PURSUANT TO THE WRITTEN CONSENT OF THE STOCKHOLDERS HOLDING A MAJORITY OF THE VOTING POWER OF THE OUTSTANDING CAPITAL STOCK OF MOJO ORGANICS, INC., DATED May 11, 2021, IN LIEU OF A SPECIAL MEETING OF THE STOCKHOLDERS.

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that, on May 11, 2021, the Company obtained the written consent of its Board of Directors (the “Board”) and the Majority Stockholders holding 17,754,926 shares or 57% of issued and outstanding common stock as of May 11, 2021.

FORWARD-LOOKING STATEMENTS

This Information Statement and the documents to which we refer you in this Information Statement may contain forward-looking statements that involve numerous risks and uncertainties which may be difficult to predict. The statements contained in this Information Statement that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act, including, without limitation, the management of the Company and the Company’s expectations, beliefs, strategies, objectives, plans, intentions and similar matters. All forward-looking statements included in this Information Statement are based on information available to the Company on the date hereof. In some cases, you can identify forward-looking statements by terminology such as “may,” “can,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “predicts,” “potential,” “targets,” “goals,” “projects,” “outlook,” “continue,” “preliminary,” “guidance,” or variations of such words, similar expressions, or the negative of these terms or other comparable terminology.

Forward-looking statements involve a number of risks and uncertainties, and actual results or events may differ materially from those projected or implied in those statements.

We caution against placing undue reliance on forward-looking statements, which contemplate our current beliefs and are based on information currently available to us as of the date a particular forward-looking statement is made. Any and all such forward-looking statements are as of the date of this Information Statement. We undertake no obligation to revise such forward-looking statements to accommodate future events, changes in circumstances, or changes in beliefs, except as required by law. In the event that we do update any forward-looking statements, no inference should be made that we will make additional updates with respect to that particular forward-looking statement, related matters, or any other forward-looking statements. Any corrections or revisions and other important assumptions and factors that could cause actual results to differ materially from forward-looking statements may appear in the Company’s public filings with the SEC, which are available to the public at the SEC’s website at www.sec.gov. For additional information, please see the section titled “Where You Can Obtain Additional Information” below.

ACTION BY BOARD OF DIRECTORS AND CONSENTING STOCKHOLDERS

In accordance with the Delaware General Corporation Law, as amended, on May 11, 2021, by written consent, the Board adopted resolutions approving the following action:

■	To decrease the number of authorized shares of common stock of the Company, par value $0.001 per share, from 190,000,000 shares to 40,000,000 shares.

To obtain the approval of our stockholders for the above corporate actions, we could have convened a special meeting of our stockholders for the specific purpose of voting on the actions. However, the Delaware General Corporation Law provide that any action that may be taken at any annual or special meeting of our stockholders may be taken without a meeting and without prior notice if a consent in writing setting forth the action taken is signed by the holders of outstanding shares of voting capital stock having not less than the minimum number of votes that would be necessary to take such action. To eliminate the costs and management time involved in holding a meeting and obtaining proxies and effect the above corporate actions as early as possible in order to accomplish the purposes hereafter described, we elected to utilize the written consent of the Majority Stockholders.

As of May 11, 2021, we had 31,105,990 shares of Common Stock issued and outstanding and no other shares of capital stock issued and outstanding.

Based on the foregoing, as of May 11, 2021, the total aggregate amount of votes entitled to vote regarding the approval of the reduction in authorized common stock was 31,105,990 shares of Common Stock. Pursuant to the Delaware General Corporation Law at least a majority of the voting equity of the Company, or at least 15,552,996 votes are required to approve the corporate action by written consent. The Majority Stockholders, which held 17,754,926 votes equal to approximately 57% of the voting equity of the Company, have voted in favor of the corporate action, thereby satisfying the requirement pursuant to the Delaware General Corporation Law that at least a majority of the voting equity vote in favor of a corporate action by written consent.

The following table sets forth the names of the holders of the Common Stock, the number of shares of Common Stock held by such holder, the total number of votes that such holder voted in favor of the corporate actions and the percentage of the issued and outstanding voting equity of the Company that voted in favor thereof:

Name of Voting Stockholder	Class of Stock	Number of Shares held	Number of Votes held by such Stockholder	Number of Votes that Voted in Favor of the Authorized Reduction	Percentage of the Voting Equity that Voted in Favor of the Authorized Reduction
Glenn Simpson	Common Stock	12,283,926	12,283,926	12,283,926	39%
Peter Spinner	Common Stock	5,471,000	5,471,000	5,471,000	18%
Total		17,754,926	17,754,926	17,754,926	57%

CORPORATE ACTION – DECREASE IN AUTHORIZED SHARES OF COMMON STOCK

The Company’s Certificate of Incorporation, as amended, authorizes the issuance of 190,000,000 shares of Common Stock, par value of $0.001 per share. On May 11, 2021, the Board and the Majority Stockholders approved the decrease in authorized shares of Common Stock from 190,000,000 shares to 40,000,000 shares.

The Company’s leadership, at the Board’s discretion, plans to file the decrease in authorized shares of common stock with the Secretary of State of Delaware. The decrease in our authorized capital stock will become effective on the date of filing. A copy of the Amendment to Certificate of Incorporation is attached hereto as Exhibit “A.”

Purposes of the Decrease in Authorized Shares

The principal purpose of the decrease in authorized shares is to more closely align our capital structure. On February 7, 2019, the board approved and the majority of our shareholders consented to the cancelled the 10,000,000 shares of preferred stock. Combined with the 2019 cancellation, the reduction in our authorized Common Shares further reduces our overall allowable shares to 40,000,000 shares of Common Stock.

We believe that the reduction of authorized shares may reduce possible dilution that could occur to the value of the Common Stock in the future by lowering the number of additional shares of Common Stock that can be issued in the future from authorized shares. As of May 11, 2021, we had 31,105,990 shares of Common Stock issued and outstanding. We believe the remaining 8,894,010 shares of authorized Common Stock will offer an available cushion sufficient for our needs for the foreseeable future, including, for example, to raise money for growth, to provide incentives for management, and for other corporate uses. We believe that this will afford us flexibility to issue shares in the future while allowing us to have a proportionate capital structure. Notwithstanding the foregoing, we may seek an increase in authorized shares of Common Stock as and when considered appropriate by the Board and approved by the shareholders in accordance with the Delaware General Corporation Law.

Effect of the Decrease in Authorized Shares

Once we file the amendment for the decrease in authorized shares of Common Stock, it will have the immediate effect of reducing the total amount of authorized Common Stock. This corporate action will have no impact on the number of shares you own. It will, however, reduce the authorized shares of Common Stock that the Board may issue in the future to a maximum of 40,000,000 shares.

No Dissenters’ Rights

Under the Delaware General Corporation Law, the Company’s Stockholders are not entitled to dissenters’ rights with respect to the decrease in authorized shares, and the Company will not independently provide Stockholders with any such right.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our Common Stock known by us as of May 11, 2021 by:

●	each director;
●	each named executive officer; and
●	all directors and executive officers as a group.

Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of our Common Stock owned by them, except to the extent such power may be shared with a spouse.

Unless otherwise noted, the address for each is 185 Hudson Street, Floor 25 Jersey City, New Jersey 07302.

Name	Shares	Options	Strike Price	Expiration Date	Percent of Common Stock including Options (1)
Glenn Simpson	12,283,926				39%
Glenn Simpson		505,608	$0.16	4/6/2022	1%
Total – Glenn Simpson	12,283,926	505,608			40%
Chairman and CEO
Diane Cudia	390,000				1%
Corporate Controller
Jeffrey Devlin	492,953				2%
Director
All Officers and Directors as a group (3 persons)	12,671,129	505,608			43%
5% Holders
Peter Spinner	5,471,000				18%

(1)	Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options currently exercisable or convertible, or exercisable or convertible within 60 days of May 11, 2021 are deemed outstanding for computing the percentage of the person holding such option but are not deemed outstanding for computing the percentage of any other person. Based on 31,105,990 shares of common stock outstanding as of May 11, 2021.

VOTING PROCEDURES

Pursuant to the Delaware General Corporation Law and our governing documents, the affirmative vote of the holders of a majority of the voting power of our capital stock is sufficient to amend our Certificate of Incorporation, which vote was obtained by the written consent of the majority voting power as described herein. As a result, the amendment to our Certificate of Incorporation has been approved and no additional votes will be needed.

REGULATORY APPROVAL

The Company is not aware of any material governmental or regulatory approval required for completion of the reduction in authorized common stock, other than compliance with the relevant federal and state securities laws and the Delaware General Corporation Law.

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

This Information Statement should be read in conjunction with certain reports that we previously filed with the Commission. The Company is subject to the informational requirements of the Exchange Act and, in accordance therewith, files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and Form 10-Q with the Commission. Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at 100 F Street NW, Washington, D.C. 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street NW, Washington D.C. 20549, at prescribed rates. The Commission maintains a website on the Internet (http://www.sec.gov) that contains the filings of issuers that file electronically with the Commission through the EDGAR system. Copies of such filings may also be obtained by writing to MOJO Organics, Inc., at 185 Hudson Street, Floor 25 Jersey City, New Jersey 07302 Telephone: 929 264 7944.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to the Company at 185 Hudson Street, Floor 25 Jersey City, New Jersey 07302 Telephone: 929 264 7944.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may mail notification to, or call the Company at, its principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

This Information Statement is provided to the holders of Common Stock of the Company only for information purposes in connection with the actions to be taken by written consent, pursuant to and in accordance with Rule 14c-2 of the Exchange Act. Please carefully read this Information Statement.

By Order of the Board of Directors

May 21, 2021

/s/ Glenn Simpson
Glenn Simpson
Chairman & Chief Executive Officer

Exhibit A

Certificate of Amendment

CERTIFICATE OF AMENDMENT

OF THE

CERTIFICATE OF INCORPORATION

OF

MOJO ORGANICS INC.

(a Delaware corporation)

The undersigned, Glenn Simpson, hereby certifies that:

1. He is the Chief Executive Officer of MOJO Organics Inc. (the “Corporation”), a Delaware corporation, and is duly authorized by the resolutions adopted and approved at a meeting of the Board of Directors of the Corporation to execute this instrument.

2. This Certificate of Amendment of the Certificate of Incorporation of the Corporation was duly approved by the Corporation’s Board of Directors, and duly adopted by stockholders holding a majority of the outstanding shares of common stock of the Corporation, in accordance with the applicable provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

3. Article IV, Section A of the Certificate of Incorporation of the Corporation is hereby amended to read in its entirety as follows:

A. CLASS OF STOCK.

The total number of shares which the Corporation is authorized to issue is forty million (40,000,000) shares of Common Stock, with a par value of $0.001 per share.

4. This Amendment to the Certificate of Incorporation of the Corporation has been duly executed in accordance with Section 103 of the General Corporation Law of the State of Delaware.

5. This Amendment to the Certificate of Incorporation of the Corporation shall be effective upon filing.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of the Certificate of Incorporation to be executed this ___th day of June, 2021.

By:
Glenn Simpson
Chairman & Chief Executive Officer